                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 2001, relating to the financial statements which appear in Champion Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 30, 2000.


PricewaterhouseCoopers LLP

/S/PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan

May 7, 2001



















                                       14